UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2018

AMERICAN INTERNATIONAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8787	13-2592361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 Water Street
New York, New York 10038
(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 770-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 — Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 7, 2018, American International Group, Inc. (“AIG”) filed a Current Report on Form  8-K (the “Original 8-K”) reporting the appointment of Mark D. Lyons as Executive Vice President and Chief Financial Officer effective December 4, 2018. AIG is filing this Amendment No. 1 to the Original 8-K to report changes to Mr. Lyons’ compensation arrangements in connection with his appointment.

On December 12, 2018, the Compensation and Management Resources Committee of the Board of Directors of AIG (the “Committee”) approved an annual 2019 target total direct compensation opportunity for Mr. Lyons of $6 million, comprising an annual salary of $1 million (effective December 4, 2018), a target 2019 short-term incentive opportunity of $1.7 million and a target 2019 long-term incentive opportunity of $3.3 million. The Committee also approved a prorated adjustment to Mr. Lyons’ 2018 target short-term incentive opportunity (based on the timing of Mr. Lyons’ December appointment) and a prorated 2018 long-term incentive award of $275,000 in the same form as made to other Executive Leadership Team members.

Prior to his appointment as Executive Vice President and Chief Financial Officer, Mr. Lyons had entered into an offer letter and a non-solicitation and non-disclosure agreement in May 2018 upon his joining AIG. A copy of the offer letter and non-solicitation and non-disclosure agreement are attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K, respectively, and are incorporated by reference herein.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Letter Agreement, dated May 10, 2018, between AIG and Mark Lyons.

10.2	Non-Solicitation and Non-Disclosure Agreement, dated May 13, 2018, between AIG and Mark Lyons.

EXHIBIT INDEX

Exhibit No.	Description

10.1	Letter Agreement, dated May 10, 2018, between AIG and Mark Lyons.

10.2	Non-Solicitation and Non-Disclosure Agreement, dated May 13, 2018, between AIG and Mark Lyons.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC. (Registrant)

Date: December 14, 2018	By:	/s/ James J. Killerlane III
		Name:	James J. Killerlane III
		Title:	Associate General Counsel and Assistant Secretary